UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________

FORM 8-K
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022
Commission File Number: 001-38465
______________________________________
DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices) (Zip Code)

(415) 489-4940
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On June 20, 2022, the Board of Directors (the “Board”) of DocuSign, Inc. (the “Company”) accepted the resignation of Dan Springer from his position as the Company’s President and Chief Executive Officer, effective June 20, 2022 (the “CEO Effective Date”).

On June 20, 2022, the Board also accepted the resignation of Scott Olrich, the Company’s Chief Operating Officer, effective June 20, 2022.

(c)

On June 16, 2022, the Board appointed Mary Agnes “Maggie” Wilderotter, a Class III director and Board Chair, as the Company’s interim President and Chief Executive Officer (the “Interim CEO”), effective as of the CEO Effective Date, and appointed Peter Solvik, a Class III director, to serve as the Company’s Lead Independent Director, effective as of June 16, 2022.

Ms. Wilderotter has served on the Board since March 2018 and as Board Chair since January 2019. Since August 2016, Ms. Wilderotter has been Chairman and Chief Executive Officer of the Grand Reserve Inn, a luxury inn on Wilderotter Vineyards. Ms. Wilderotter previously served in various senior and management roles at Frontier Communications Corp., a telecommunications company, including as President and Chief Executive Officer. Ms. Wilderotter currently serves on the boards of directors of Costco Wholesale Corp., a wholesale retailer; Lyft, Inc., a ride-sharing service company; and Sana Biotechnologies, a biotechnology company. Ms. Wilderotter previously served on the boards of directors of Hewlett Packard Enterprise Co., a technology company; Frontier Communications Corp; Xerox Corp; DreamWorks Animation SKG Inc., an entertainment company; The Procter & Gamble Company, a consumer products company; Juno Therapeutics, Inc., a biopharmaceutical company; and Cadence Design Systems, an electronic design automation software and engineering services company. Ms. Wilderotter holds a B.A. in Economics from the College of the Holy Cross.

There are no arrangements or understandings between Ms. Wilderotter and any other persons pursuant to which she was appointed as Interim CEO. There are no family relationships among any of the Company’s directors or executive officers and Ms. Wilderotter, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has entered into an offer letter with Ms. Wilderotter (the “Wilderotter Offer Letter”), which sets forth the principal terms and conditions of her employment as Interim CEO, including, among other things: (i) her initial base salary at the annualized rate of $734,000; (ii) a monthly service bonus payment of $67,283 following the completion of each full or partial month of her continued employment as Interim CEO; and (iii) a grant of restricted stock units subject to time-based vesting (the “RSU Award”). The RSU Award consists of a number of shares to be determined by dividing $4,550,000 by the average daily closing price of the Company’s common stock on the Nasdaq Global Select Market for the 15 trading days prior to, and ending on the trading day immediately preceding, the date Ms. Wilderotter commences serving as Interim CEO (the “Start Date”). The RSU Award will vest in four installments, subject to Ms. Wilderotter’s continued employment as Interim CEO, as follows: (i) 50% of the RSU Award shall vest on the earlier of the six-month anniversary of the Start Date, the appointment of a permanent chief executive officer or a change in control of the Company; and (ii) 50% of the RSU Award (“Tranche 2”) shall vest in three equal installments, with 1/3 of the shares subject to Tranche 2 vesting on each of the four-month, seven-month and twelve-month anniversaries of the Start Date, subject to her continued employment as Interim CEO through each such date. The Wilderotter Offer Letter provides that any equity awards that Ms. Wilderotter received as compensation for her prior Board service remain outstanding and continue to vest pursuant to their terms.

The foregoing description of the Wilderotter Offer Letter is not complete and is qualified in its entirety by reference to the full text of the Wilderotter Offer Letter, which is filed as Exhibit 10.1 hereto.

(e)

On June 21, 2022, the Company entered into amendments to the existing Executive Severance and Change in Control Agreements previously entered into with each of Cynthia Gaylor, the Company’s Chief Financial Officer; Stephen Shute, the Company’s President, Field Operations; and James Shaughnessy, the Company’s Chief Legal Officer (each, a “Severance Agreement Amendment”). Under these Severance Agreement Amendments, the Company will provide certain enhanced benefits to each of the foregoing officers in the event of their termination without “Cause” (as defined in their existing Executive Severance and Change in Control Agreements) during the 12-month period ending on June 21, 2023, such that these executives would each receive (i) 12 months of base salary severance, (ii) a payment equal to 100% of his or her target bonus, (iii) 12 months of COBRA coverage and (iv) 12 months of vesting acceleration under the time-based restricted stock unit awards granted to each between February 1, 2022 and Ms. Wilderotter’s Start Date. All other terms and conditions of the existing Executive Severance and Change in Control Agreements remain unchanged.

The foregoing descriptions of the Severance Agreement Amendments are not complete and are qualified in their entirety by reference to the full text of each such agreement, which are filed as Exhibits 10.2, 10.3, and 10.4 hereto, respectively.

Item 7.01. Regulation FD Disclosure

A press release dated June 21, 2022 announcing the foregoing leadership changes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Item 7.01 of this current report, including Exhibit 99.1 attached hereto, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated June 17, 2022, by and between Mary Agnes Wilderotter and DocuSign, Inc.
10.2	Amendment to Amended and Restated Executive Severance and Change in Control Agreement, dated June 21, 2022, by and between Cynthia Gaylor and DocuSign, Inc.
10.3	Amendment to Executive Severance and Change in Control Agreement, dated June 21, 2022, by and between James Shaughnessy and DocuSign, Inc.
10.4	Amendment to Executive Severance and Change in Control Agreement, dated June 21, 2022, by and between Stephen Shute and DocuSign, Inc.
99.1	Press Release dated June 21, 2022 concerning leadership changes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 2022

DOCUSIGN, INC.

By:	/s/ Cynthia Gaylor
Cynthia Gaylor
Chief Financial Officer
(Principal Accounting and Financial Officer)